Dreyfus
100% U.S. Treasury
Money Market Fund
Annual Report



December 31, 1997

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus 100% U.S. Treasury Money Market Fund for the 12-month reporting period ended December 31, 1997. Your Fund produced a yield of 4.64% and, after taking into account the effect of compounding, the effective yield was 4.74%.*

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product (GDP) grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That many of these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

MONEY MARKET OVERVIEW

   The financial turmoil in Asia that started affecting security markets last fall did not have much effect as yet on the money market before the close of 1997. However, shortly after year-end, interest rates began declining. Yet for much of 1997, money market rates stayed within a narrow range.

   Last March, when the Fed raised short-term rates by a quarter point, the money market responded with a brief spurt in yields. As the year went on, the chief influences on rates continued to be the outlook for inflation in the U.S., which was benign, and prospects for corporate profits, which continued favorable for most of the year. In addition, the customary year-end refinancings sent interest rates up for a while.

   Indeed, until the Asian problems began weakening equity prices, the money market appeared to be expecting a possible Fed move to raise interest rates. Late in 1997 and especially in early 1998, the picture changed. Lately, the market's expectations have focused more on a possible move by the Fed to reduce interest rates. The reasoning is that such an action would be a preemptive strike against an economic trend that hasn't been mentioned for years -- potential deflation.

PORTFOLIO FOCUS

   Against this backdrop, throughout the fiscal year we maintained an average maturity slightly longer than the industry average for 100% U.S. Treasury money market funds, as published by IBC Financial Data. We believe this strategy has been in the interest of our shareholders. The currently volatile environment requires flexibility on our part as managers. Of course, we will make adjustments to the portfolio as required by the dynamics of the market.

                                                     Sincerely,

                                                     /S/Patricia A. Larkin
                                                     Patricia A. Larkin
                                                     Senior Portfolio Manager
January 20, 1998
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

Statement of Investments                                                                                 December 31, 1997

                                                                                 Annualized
                                                                                  Yield on
                                                                                   Date of      Principal
U.S. Treasury Bills--19.6%                                                        Purchase       Amount           Value
------------------------------------------------------------------                ---------     -------------  --------------
   1/22/98........................................................                   5.26%       $ 47,407,000  $   47,262,884
   1/29/98........................................................                   5.11             128,000         127,497
   2/5/98.........................................................                   5.24          15,562,000      15,483,325
   2/26/98........................................................                   5.27           6,312,000       6,261,159
   3/5/98.........................................................                   5.25           1,144,000       1,133,650
   3/19/98........................................................                   5.38           1,805,000       1,784,500
   3/26/98........................................................                   5.28          55,753,000      55,074,681
   4/2/98.........................................................                   5.13             224,000         221,165
   5/28/98........................................................                   5.57          27,007,000      26,422,159
   7/23/98........................................................                   5.50          32,000,000      31,058,982
   8/20/98........................................................                   5.56          10,000,000       9,662,163
   9/17/98........................................................                   5.40          26,339,000      25,363,091
   11/12/98.......................................................                   5.61          16,897,000      16,108,966
                                                                                                               --------------
TOTAL U.S. TREASURY BILLS (cost $235,964,222).....................                                              $ 235,964,222
                                                                                                               ==============

U.S. Treasury Notes--78.4%
-----------------------------------------------------------------------------------------------------------------------------

   5%, 1/31/98....................................................                   5.29%       $165,000,000   $ 164,912,211
   5.625%, 1/31/98................................................                   5.39         200,000,000     199,939,392
   7.25%, 2/15/98.................................................                   5.41          50,000,000      50,100,142
   8.125%, 2/15/98................................................                   5.34          50,000,000      50,149,669
   5.125%, 2/28/98................................................                   5.38         207,475,000     207,307,734
   6.125%, 3/31/98................................................                   5.35          60,770,000      60,858,676
   7.875%, 4/15/98................................................                   5.38          25,000,000      25,169,458
   5.875%, 4/30/98................................................                   5.43         100,000,000     100,120,516
   8.25%, 7/15/98.................................................                   5.44          25,000,000      25,333,832
   6%, 9/30/98....................................................                   5.47          60,000,000      60,189,379
                                                                                                               --------------
TOTAL U.S. TREASURY NOTES (cost $944,081,009) ....................                                             $  944,081,009
                                                                                                               ==============
TOTAL INVESTMENTS (cost $1,180,045,231)..................    98.0%                                             $1,180,045,231
                                                            ======                                             ==============
CASH AND RECEIVABLES (NET)...............................     2.0%                                             $   23,902,498
                                                            ======                                             ==============
NET ASSETS...............................................   100.0%                                             $1,203,947,729
                                                            ======                                             ==============







                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                                                    December 31, 1997

                                                                                             Cost            Value
                                                                                          --------------- ----------------
ASSETS:                 Investments in securities--See Statement of Investments.          $1,180,045,231  $1,180,045,231
                        Cash...................................................                                5,687,094
                        Interest receivable....................................                               18,860,945
                        Prepaid expenses and other assets......................                                   73,763
                                                                                                          --------------
                                                                                                           1,204,667,033
                                                                                                          --------------


LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                                  576,479
                        Accrued expenses and other liabilities.................                                  142,825
                                                                                                          --------------
                                                                                                                 719,304
                                                                                                          --------------

NET ASSETS.....................................................................                           $1,203,947,729
                                                                                                         ===============

REPRESENTED BY:         Paid-in capital........................................                           $1,204,140,307
                        Accumulated net realized gain (loss) on investments....                                 (192,578)
                                                                                                          --------------

NET ASSETS ....................................................................                           $1,203,947,729
                                                                                                          ==============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                             1,203,851,533

NET ASSET VALUE, offering and redemption price per share ......................                                    $1.00
                                                                                                                  ======





                       See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------

Statement of Operations                                                                      Year Ended December 31, 1997



INVESTMENT INCOME

INCOME                  Interest Income........................................                                  $64,484,272


EXPENSES:               Management fee--Note 2(a)..............................                 $6,024,580
                        Shareholder servicing costs--Note 2(b).................                  2,218,569
                        Custodian fees.........................................                     76,126
                        Trustees' fees and expenses--Note 2(c).................                     71,356
                        Registration fees......................................                     62,878
                        Prospectus and shareholders' reports...................                     52,936
                        Professional fees......................................                     42,991
                        Miscellaneous..........................................                     10,009
                                                                                                ----------
                              Total Expenses...................................                                    8,559,445
                                                                                                                ------------

INVESTMENT INCOME--NET.........................................................                                   55,924,827


NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b).............................
                                                                                                                (14,055)
                                                                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                  $55,910,772
                                                                                                                ============




                   See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets




                                                                                   Year Ended          Year Ended
                                                                                December 31, 1997   December 31, 1996
                                                                               ------------------  ------------------
OPERATIONS:
  Investment income--net...............................................            $   55,924,827      $   57,433,241
  Net realized gain (loss) on investments..............................                   (14,055)           (165,664)
                                                                                   --------------      --------------
    Net Increase (Decrease) in Net Assets Resulting from Operations....                55,910,772          57,267,577
                                                                                   --------------      --------------


DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................               (55,924,827)        (57,775,920)
                                                                                   --------------      --------------


BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold........................................             2,196,547,255       2,384,073,030
  Dividends reinvested.................................................                52,673,880          54,349,594
  Cost of shares redeemed..............................................            (2,332,113,265)     (2,461,751,306)
                                                                                   --------------      --------------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions           (82,892,130)        (23,328,682)
                                                                                   --------------      --------------
      Total Increase (Decrease) in Net Assets..........................               (82,906,185)        (23,837,025)


NET ASSETS:
  Beginning of Period..................................................              1,286,853,914      1,310,690,939
                                                                                   ---------------     --------------
  End of Period........................................................            $ 1,203,947,729     $1,286,853,914
                                                                                   -==============     ==============












                                 See notes to financial statements.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                         Year Ended December 31,
                                                    -----------------------------------------------------------------
                                                      1997           1996           1995           1994         1993
                                                     ------         ------         ------         ------       ------
PER SHARE DATA:
   Net asset value, beginning of period  .            $1.00          $1.00          $1.00          $1.00         $1.00
                                                     ------         ------         ------         ------        ------
   Investment Operations:
   Investment income--net.................              .046           .046           .051           .033          .025
                                                     ------         ------         ------         ------        ------
   Distributions:
   Dividends from investment income--net..             (.046)         (.046)         (.051)         (.033)        (.025)
                                                     ------         ------         ------         ------        ------
   Net asset value, end of period .......            $ 1.00         $ 1.00         $ 1.00         $ 1.00        $ 1.00
                                                     ======         ======         ======         ======        ======
TOTAL INVESTMENT RETURN..................              4.74%          4.67%          5.19%          3.38%         2.56%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets              .71%           .73%           .69%           .71%          .65%
   Ratio of net investment income
     to average net assets...............              4.64%          4.55%          5.09%          3.29%         2.53%
   Decrease reflected in above expense ratios
     due to undertakings by the Manager..                --             --             --             --           .02%
   Net Assets, end of period (000's Omitted)     $1,203,948     $1,286,854     $1,310,691     $1,450,739    $1,917,929





                       See notes to financial statements.

Dreyfus 100% U.S. Treasure Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1--Significant Accounting Policies:

     Dreyfus 100% U.S. Treasury Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

     (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

     The Fund has an unused capital loss carryover of approximately $189,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, $13,000 of the carryover expires in fiscal 2003, $153,000 expires in fiscal 2004 and $23,000 expires in fiscal 2005.

     At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus 100% U.S. Treasure Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:

     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Fund was charged $1,428,766 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $550,203 pursuant to the transfer agency agreement.

     (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Money Market Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            /s/Ernst & Young LLP


New York, New York
January 30, 1998

Dreyfus 100% U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------
Important Tax Information (Unaudited)

     For State individual income tax purposes, the Fund hereby designates 100.00% of the ordinary income dividends paid during its fiscal year ended December 31, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

Dreyfus 100% U.S. Treasury
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


















Printed in U.S.A.                     071AR9712